UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Public Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Severance and Change in Control Agreement

On October 9, 2020, Myriad Genetics, Inc. (“Myriad” or the “Company”) adopted a new form of standard executive retention agreement (the “Severance and Change in Control Agreement”) for executive officers other than our Chief Executive Officer, whose arrangements with respect to severance and change in control of the Company are addressed in his employment agreement with us. The Severance and Change in Control Agreement replaced previous executive retention agreements with R. Bryan Riggsbee, Executive Vice President and Chief Financial Officer, our principal financial officer, and with named executive officers Jerry S. Lanchbury, Ph.D., Chief Scientific Officer, and Nicole Lambert, President of Myriad Women’s Health, Oncology and International.

The terms of the Severance and Change in Control Agreement are intended to align our executive retention agreements more closely with prevailing market practices in our industry, and they differ from our prior executive retention agreements by, among other things:

•	increasing the ownership threshold required for a change in control to 50%;

•

replacing single-trigger accelerated vesting in a change in control with double-trigger vesting (both a change in control and termination are now required for accelerated vesting and cash severance benefits);

•	reducing change in control severance payments from three times salary and bonus to one times salary and bonus;

•	reducing medical benefits payments from 36 months to 12 months; and

•

introducing severance payments (one times salary and bonus) and equity acceleration (two years of vesting) upon a termination without “cause” or for “good reason” that is not in connection with a change in control.

Under the terms of the Severance and Change in Control Agreement, if the employment of an executive officer is terminated without “cause” or if the executive officer separates from Myriad for “good reason” (each as defined in the agreement), then the executive officer will receive: (i) an amount equal to the executive officer’s then-current annual base salary, an amount equal to the executive officer’s then-current target annual bonus, and any compensation previously deferred; (ii) a prorated portion of the executive officer’s target annual bonus for the then-current fiscal year, with such pro-ration based on the portion of the fiscal year worked prior to the separation date; (iii) immediate vesting of restricted stock units that are scheduled to vest within two years after termination; (iv) vesting of performance-based restricted stock units (“PSUs”) for two years following termination to the extent that the relevant performance metrics for the PSU grant are achieved; and (v) reimbursement for continued medical benefits until the earlier of 12 months after the date of termination or the date the executive officer begins employment with another employer. If the employment of an executive officer is terminated without “cause” or if the executive officer separates from Myriad for “good reason”, within three months before or 24 months after a “change in control” (as defined in the agreement), then the executive officer will receive the same benefits described in the preceding sentence, except that all outstanding and unvested equity grants will immediately vest in full.

The foregoing description of the Severance and Change in Control Agreement is qualified in its entirety by the full text of the Severance and Change in Control Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Amendment to 2017 Employee, Director and Consultant Equity Incentive Plan

On October 9, 2020, in connection with the adoption of the Severance and Change in Control Agreement for executive officers as described above, our Board of Directors (the “Board”) approved an amendment to Myriad’s 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”) to provide for an exception to the limitations on acceleration of vesting from the original grant vesting schedule when acceleration is otherwise provided for in an employment agreement or other agreement with the Company, in addition to the cases of death, disability or change in control as previously provided for in the 2017 Plan. The foregoing description of the 2017 Plan, as amended, is qualified in its entirety by the full text of the 2017 Plan, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 9, 2020, the Board adopted amendments to Myriad’s Restated By-Laws (the “By-Laws”) to replace the plurality voting standard for uncontested director elections with a majority voting standard. The majority voting standard requires that a nominee receive a majority of the votes cast in an uncontested election to be elected or re-elected as director.

The By-Laws, as amended, provide that if, in an uncontested election, an incumbent director does not receive a majority of the votes cast, such director must submit an irrevocable resignation to the Nominating and Governance Committee of the Board (the “Committee”). The Committee must make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board must act on the resignation, taking into account the Committee’s recommendation, and publicly disclose in a filing with the Securities and Exchange Commission (the “SEC”) its decision regarding the resignation within 90 days following certification of the election results.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by the full text of the By-Laws, as amended, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

(b) On October 9, 2020, pursuant to its authority under the By-Laws, the Board approved a change in Myriad’s fiscal year from a fiscal year ending on the last day of June of each year to a calendar fiscal year ending on the last day of December of each year, effective January 1, 2021. Our transition plan for filing periodic reports with the SEC is to:

•

for the six-month transition period from July 1, 2020 through December 31, 2020, file (i) a Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and (ii) an Annual Report on Form 10-KT for the full transition period ending December 31, 2020; and

•	beginning with calendar year 2021, file all periodic reports with the SEC on Forms 10-Q and 10-K on a calendar year basis.

Item 8.01	Other Events.

On October 15, 2020, we issued a press release announcing leadership, corporate governance and compensation initiatives, including adoption of a majority voting standard for uncontested director elections, a retirement process for directors and certain compensation updates, as well as our change to a calendar fiscal year. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Restated By-Laws, as of October 9, 2020

10.1	Form of Severance and Change in Control Agreement

10.2	2017 Employee, Director and Consultant Equity Incentive Plan, as amended as of October 9, 2020

99.1	Press Release, dated October 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 15, 2020	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer